UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Hatteras Multi-Strategy TEI Institutional Fund L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies: ____________________
	2)	Aggregate number of securities to which transaction applies:____________________
3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________________________________

	4)	Proposed maximum aggregate value of transaction: ___________________________
	5)	Total fee paid: _______________________________________________________
☐	Fee paid with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:_______________________________________________
	2)	Form, Schedule or Registration Statement No.:_______________________________
	3)	Filing Party:_________________________________________________________
	4)	Date Filed:__________________________________________________________

THE HATTERAS MASTER FUND, L.P. Solicitation Script
1-866-414-6350

Greeting :

Hello, is Mr./Ms. _________ available please?
Hi Mr./Ms. ____________, my name is ___________________ and I am calling on behalf of The Hatteras Master Fund, L.P. on a recorded line. Recently you were mailed proxy materials for the upcoming Special Meeting of its Partners. Have you received this material?

If Received:

Your Hatteras Master Fund, L.P.’s Board of Directors is recommending that you vote in favor of the proposal outlined in the proxy statement. For your convenience, would you like to vote now over the phone?

IF Yes:

The process will only take a few moments.

Again, my name is _____________, a proxy voting specialist on behalf of The Hatteras Master Fund, L.P.. Today’s date is ____________ and the time is ____________ Eastern Time.

Would you please state your full name and full mailing address?

Are you authorized to vote all shares?
(If Yes, proceed with voting process)

(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Directors has unanimously approved the proposal as set forth in the material you received and recommends a favorable vote for this proposal. How do you wish to vote your account/each of your accounts?

For Favorable Vote:

Mr./Ms. _________________ I have recorded your vote as follows, for all of your Hatteras Master Fund, L.P. accounts you are voting in favor of the proposal as set forth in the proxy materials you received.

For Non-Favorable Vote:

Mr./Ms. _________________ I have recorded your vote as follows, for all of your Hatteras Master Fund, L.P. accounts you are voting against the proposal as set forth in the proxy materials you received.

For Abstentions:

Mr./Ms. _________________ I have recorded your vote as follows, for all of your Hatteras Master Fund, L.P. accounts you are abstaining on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote. If you wish to make any changes you may contact us by calling 1-866-414-6350. Thank you very much for your participation and have a great day/evening.

If Unsure of voting:

Would you like me to review the proposal with you? (Answer all the Partners questions and ask them if they wish to vote over the phone. If they agree, return to authorized voting section)

If Not Received:

I can resend the materials to you. Do you have an email address this can be sent to?
(If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)
Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Shares were sold after (record date)

I understand Mr./Ms.__________, however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections voting your shares now?

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________ and I am a proxy voting specialist for The Hatteras Master Fund, L.P.. You should have received proxy material in the mail concerning the Special Meeting of Partners to be held on May 9th, 2008. Please note that the meeting has now been adjourned until June 6th, 2008.

Your participation is very important. To vote over the telephone, call toll-free at 1-866-414-6350 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all Partners.
Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of The Hatteras Master Fund, L.P.. You should have received proxy material in the mail concerning the Special Meeting of Partners to be held on May 9th, 2008. Please note that the meeting has now been adjourned until June 6th, 2008.

Your participation is very important. To vote over the telephone, call toll-free at 1-866-414-6350 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM - 9:00 PM and Saturday 10:00AM - 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all Partners.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING

“Thank you for calling the Broadridge Proxy Services Center for The Hatteras Master Fund, L.P.. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for The Hatteras Master Fund, L.P.. Our proxy specialists are currently assisting other Partners. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for The Hatteras Master Fund, L.P.. The Partner meeting has been held and as a result, this toll free number is no longer in service for proxy related Partner calls. If you have questions about your Hatteras Master Fund, L.P., please contact your Financial Advisor or call The Hatteras Master Fund, L.P. at 1-888-363-2324. Thank you for investing with The Hatteras Master Fund, L.P.."